Exhibit 10.1

THIRD AMENDMENT TO SENIOR SECURED
REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE

THIS THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE dated as of May 15, 2020 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent.

W I T N E S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of October 10, 2017 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of August 2, 2018, that certain Second Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of September 13, 2019, the “Existing Credit Agreement”; and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to that certain Increase Agreement among the Borrower, the Lenders, and Administrative Agent dated as of December 27, 2019, the total Commitments were increased from $200,000,000 to $220,000,000;

WHEREAS, the Borrower requests that the total Commitments be increased from $220,000,000 to $230,000,000;

WHEREAS, the Assuming Lender named in Article IV hereof is willing on the terms and subject to the conditions hereinafter set forth, to provide an additional Commitment and to become a lender under the Credit Agreement;

WHEREAS, the Borrower requests that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1               Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

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“Third Amendment Effective Date” is defined in Article VI.

Section 1.2               Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Third Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

Section 2.1               Section 1.01 is amended to add the following new defined term in its appropriate alphabetical order:

““Third Amendment Effective Date” means May 15, 2020.”

Section 2.2               Section 1.01 is further amended to amend and restate the definition of “Commitment Termination Date” in its entirety as follows:

““Commitment Termination Date” means March 10, 2021, as such date may be extended upon the consent of each affected Lender and the payment by Borrower of a then-market commitment fee.”

Section 2.3               Section 1.01 is further amended to amend and restate the definition of “Scheduled Payment Date” in its entirety as follows:

““Scheduled Payment Date” means the 15th day of each calendar month beginning March 15, 2021, and continuing on the 15th day of each calendar month thereafter through and including the Final Maturity Date.”

Section 2.4               Section 2.10(d) is amended and restated in its entirety as follows:

“(d) Scheduled Payments. On each Scheduled Payment Date, the Borrower shall repay the Loans (and provide Cash Collateral for Letters of Credit as contemplated by Section 2.05(k)) in an aggregate amount equal to 1/8 of the aggregate outstanding amount of Loans, and 1/8 of the undrawn face amount of Letters of Credit (only to the extent such Letters of Credit are not already Cash Collateralized as required by Section 2.09(a)), for each Class and Currency of Loans and Letters of Credit outstanding, based on the outstanding Loans and Letters of Credit as of the Commitment Termination Date. Following the Commitment Termination Date, any other optional or mandatory prepayment of Loans (or Cash Collateralization or expiration of outstanding Letters of Credit) will reduce in direct order the amount of any subsequent repayment of Loans or Cash Collateralization of Letters of Credit required to be made pursuant to this clause (d).”

Section 2.5               Section 5.13 is amended to delete the word “and” and the end of clause (d), to replace the period (“.”) at the end of clause (e) with “; and”, and to add the following clause (f) in the appropriate alphabetical order:

“(f) from and after the Third Amendment Effective Date and prior to April 1, 2021, while any Portfolio Investment is subject to a Covid-19 Grace Period in accordance with the definition of “Performing”, such Portfolio Investment may be included in the Borrowing Base during the same period in which the Covid-19 Grace Period is in effect for such Portfolio Investment, so long as (i) such Portfolio Investment would otherwise be included in the Borrowing Base under this Section 5.13, and (ii) the portion of the Borrowing Base attributable to all Portfolio Investments which are subject to a Covid-19 Grace Period at the time of determination of the Borrowing Base shall not exceed 10%.”

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Section 2.6               Section 5.13 is further amended to amend and restate the definition of “Performing” in its entirety as follows:

“Performing” means (a) with respect to any Portfolio Investment that is debt, the issuer of such Portfolio Investment is not in default of any payment obligations of principal or interest in respect thereof after giving effect to a Covid-19 Grace Period or any other applicable grace period, (b) with respect to any Portfolio Investment that is Preferred Stock, the issuer of such Portfolio Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after giving effect to a Covid-19 Grace Period or any other applicable grace period, and (c) with respect to any Portfolio Investment that is debt or Preferred Stock, (i) Borrower has not received notice of any material impairment of the financial condition of the issuer of such debt or Preferred Stock, and (ii) the issuer of such debt or Preferred Stock is not the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding; provided that, with respect to any Portfolio Investment that is debt or Preferred Stock and that the Borrower has assigned, in each case, in accordance with the Borrower’s Investment Policies in effect on the Closing Date, to an investment category of 4 or 5 (as such investment categories are defined in the Borrower’s filings with the Securities and Exchange Commission), such Portfolio Investment shall automatically be deemed as non-Performing, unless Administrative Agent in its reasonable discretion has deemed such Portfolio Investment as Performing.

Section 2.7               Section 5.13 if further amended to add the following new definition in the appropriate order:

“Covid-19 Grace Period” means, with respect of any Portfolio Investment that is debt or Preferred Stock,  a one-time grace period of three consecutive months, during which the issuer’s payment obligations of principal or interest in respect of such debt or Preferred Stock is deferred following its applicable due date, as a result of the impact of COVID-19 on the business and performance of such issuer.  The Covid-19 Grace Period may only be applied one-time to each Portfolio Investment in the calculation of the Advance Rates.

Section 2.8               Section 6.07(b) is amended and restated in its entirety as follows:

“(b) Asset Coverage Ratio. The Borrower will not permit the Asset Coverage Ratio to be less than (i) for the fiscal quarters ending June 30, 2020, September 30, 2020, and December 31, 2020, 1.60 : 1.00, and (ii) for the fiscal quarter ending March 31, 2021, and at all times thereafter, 1.75 : 1.00.”

Section 2.9               Section 6.07(d) is amended and restated in its entirety as follows:

“(d) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than (i) 1.70 : 1.00 as of the last day of Borrower’s fiscal quarters ending June 30, 2020, September 30, 2020, and December 31, 2020, and (ii) 2.00 : 1.00 as of the last day of Borrower’s fiscal quarter ending March 31, 2021, and the last day of each fiscal quarter thereafter.”

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ARTICLE III

COMMITMENT INCREASE REQUEST

On or before May 12, 2020, the Borrower irrevocably requested that the Commitments be increased from $220,000,000 to $230,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.08(e) of the Credit Agreement.

ARTICLE IV

AGREEMENT TO INCREASE OR PROVIDE COMMITMENTS

Subject to the occurrence of the Third Amendment Effective Date (as hereinafter defined), the Commitments are increased on the Third Amendment Effective Date as follows:

Section 4.1               Assuming Lender.

(a)                BOKF, NA dba Bank of Texas (the “Assuming Lender”) hereby agrees to commit to provide a Dollar Commitment in the amount of $10,000,000. The Assuming Lender confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Administrative Agent and Issuing Bank consent to the Assuming Lender joining the Credit Agreement as a Lender. From and after the Third Amendment Effective Date, the Assuming Lender shall be deemed to be a party to the Credit Agreement, and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

Section 4.2               Commitment Increase. On the Third Amendment Effective Date, adjustments of Borrowings will be made in accordance with Section 2.08(e)(iv) that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule 1.01(b) attached hereto.

Section 4.3               Amendments. The last sentence of the definition of “Commitments” is deleted in its entirety and replaced with the following sentence: “The aggregate amount of all Dollar Lenders’ Commitments as of the Third Amendment Effective Date is $230,000,000.” Schedule 1.01(b) (Commitments) is amended and restated in its entirety in the form of Schedule 1.01(b) to this Amendment.

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ARTICLE V

BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

Section 5.1               No Default. No Default or Event of Default has occurred and is continuing.

Section 5.2               Representations and Warranties. The representations and warranties contained in the Credit Agreement are be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

ARTICLE VI
CONDITIONS TO EFFECTIVENESS

Section 6.1               Effective Date. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the Administrative Agent shall have received:

(a)                counterparts of this Amendment duly executed and delivered on behalf of the Borrower and all of the Lenders (including the Assuming Lender), together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)                a Revolving Credit Note in the maximum principal amount of $10,000,000 executed by Borrower and made payable to BOKF, NA dba Bank of Texas;

(c)                a Guaranty Assumption Agreement executed by SCIC-Venbrook Blocker, Inc., a Delaware corporation (“Venbrook Blocker”), and Zions Bancorporation, N.A. dba Amegy Bank, as Collateral Agent;

(d)                an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Amendment;

(e)                an Officer’s Certificate of Venbrook Blocker, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Venbrook Blocker authorizing this Amendment, the Guarantee Assumption Agreement to be executed by it, and the other Loan Documents which will be executed by it, and the performance by Venbrook Blocker of its obligations hereunder, thereunder, and under the other Loan Documents to which it is a party;

(f)                 an Officer’s Certificate of Borrower, certifying that as of the Third Amendment Effective Date, each of the conditions set forth in Section 2.08(e)(i) of the Credit Agreement with respect to the Commitment Increase (as defined in this Amendment) have been satisfied.

(g)                a Certificate of Existence and Good Standing of the Borrower and each Subsidiary Guarantor from its jurisdiction of organization; and

(h)                payment by the Borrower of all fees payable pursuant to the Third Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

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ARTICLE VII
MISCELLANEOUS

Section 7.1               Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 7.2               Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

Section 7.3               Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

Section 7.4               Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.5               Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.6               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.7               Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended and shall not be deemed to be an amendment to, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

[Signatures on Following Pages.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

Signature Page to Third Amendment – Stellus

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

	By:	/s/ Lauren Page
Lauren Page
Vice President

Signature Page to Third Amendment – Stellus

CADENCE BANK, N.A., as a Lender

By:	/s/ Tim Ashe
Name: Tim Ashe
Title: Vice President

Signature Page to Third Amendment – Stellus

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick
Name: Jake Fitzpatrick
Title: Vice President

Signature Page to Third Amendment – Stellus

STIFEL BANK AND TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

Signature Page to Third Amendment – Stellus

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eva Pawelek
Name: Eva Pawelek
Title: Senior Vice President

Signature Page to Third Amendment – Stellus

COMMUNITYBANK OF TEXAS, N.A., as a Lender

By:	/s/ Stephen L. Jukes
Name: Stephen L. Jukes
Title: Executive Vice President

Signature Page to Third Amendment – Stellus

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Sushim R. Shah
Name: Sushim R. Shah
Title: SVP

Signature Page to Third Amendment – Stellus

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Eric Luttrell
Name: Eric Luttrell
Title: Senior Vice President – Corporate Banking

Signature Page to Third Amendment – Stellus

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Marc D. Galindo
Name: Marc D. Galindo
Title: Senior Vice President

Signature Page to Third Amendment – Stellus

BOKF, NA dba Bank of Texas, as a Lender

By:	/s/ Fernando Sanchez
Name: Fernando Sanchez
Title: Assistant Vice President

Signature Page to Third Amendment – Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT TO

THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE

As an inducement to Administrative Agent and Lenders to execute, and in consideration of Administrative Agent’s and Lenders’ execution of, the Third Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of May 15, 2020 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC., a Delaware corporation		SCIC – CC BLOCKER 1, INC., a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – SKP BLOCKER 1, INC., a Delaware corporation		SCIC – HOLLANDER BLOCKER 1, INC., a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – APE BLOCKER 1, INC., a Delaware corporation		SCIC – ICD BLOCKER 1, INC. a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement to Third Amendment – Stellus

SCIC – CONSOLIDATED BLOCKER, INC. a Delaware corporation		SCIC – FBO BLOCKER 1, INC. a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – INVINCIBLE BLOCKER 1, INC. a Delaware corporation		SCIC-VENBROOK BLOCKER, INC. a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement to Third Amendment – Stellus

SCHEDULE 1.01(b)

Commitments

Lender	Total Commitment	Applicable Percentage
Zions Bancorporation, N.A. dba Amegy Bank (Administrative Agent)	$35,000,000	15.2173913043%
Frost Bank (Documentation Agent)	$35,000,000	15.2173913043%
Cadence Bank, N.A. (Co-Syndication Agent)	$30,000,000	13.0434782609%
Hancock Whitney Bank (Co-Syndication Agent)	$30,000,000	13.0434782609%
City National Bank	$25,000,000	10.8695652174%
CommunityBank of Texas, N.A.	$20,000,000	8.6956521739%
Woodforest National Bank	$20,000,000	8.6956521739%
Stifel Bank and Trust	$15,000,000	6.5217391304%
Texas Capital Bank, National Association	$10,000,000	4.3478260870%
BOKF, NA dba Bank of Texas	$10,000,000	4.3478260870%
	USD $230,000,000.00	100.0000000000%

Schedule 1.01(b) to Third Amendment – Stellus